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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.




                Date of Report (Date of Earliest Event Reported):

                          July 25, 2003 (July 24, 2003)




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




New York                        0-19357                     16-0838627
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(State of Incorporation)        (Commission File Number)    (I.R.S. Employer
                                                            Identification No.)



200 Holleder Parkway, Rochester, New York                    14615
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(Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code           (585) 647-6400
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------
(a)      Not applicable.

(b)      Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.          Description
-----------          -----------
99.1                 Press Release
                     dated July 24, 2003

Item 9.  Regulation FD Disclosure
---------------------------------
On July 24, 2003, the Registrant issued a press release announcing its operating results for the first quarter ended June 28, 2003. A copy of the press release is furnished herewith. The information required under Item 12 of Form 8-K has been furnished under Item 9 in accordance with the Securities and Exchange Commission's interim guidance for such disclosures.

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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MONRO MUFFLER BRAKE, INC.
                                     -------------------------
                                              (Registrant)






July 25, 2003                     By:  /s/ Catherine D'Amico
                                       ----------------------------------------
                                       Catherine D'Amico
                                       Executive Vice President-Finance & CFO